UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  February 25, 2002


                          SALOMON HOME EQUITY LOAN TRUST
           Asset Backed Pass-Through Certificates, Series 2002-WMC1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-63752
Pooling and Servicing Agreement)     (Commission
(State or other                      File Number)       04-3600038
jurisdiction                                            IRS EIN
of Incorporation)



       c/o Citibank, N.A.
       399 Park Avenue
       New York, NY                                         10043
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (212) 657-2186


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

On February 25, 2002 a distribution was made to holders of SALOMON HOME EQUITY LOAN TRUST, Asset Backed Pass-Through Certificates, Series 2002-WMC1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                             Monthly report distributed to
                                               holders of Asset Backed Pass-
                                               Through Certificates, Series
                                               2002-WMC1 Trust, relating to the
                                               February 25, 2002 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.